UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2015

8point3 Energy Partners LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-37447	47-3298142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Rio Robles San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

Amendment to Omnibus Agreement

On August 11, 2015, 8point3 Energy Partners LP (the “Partnership”) entered into Amendment No. 1 to Omnibus Agreement (the “Omnibus Amendment”) with its general partner, 8point3 General Partner, LLC (the “General Partner”), 8point3 Holding Company, LLC (“Holdings”), First Solar, Inc. (“First Solar”), SunPower Corporation (“SunPower”) and 8point3 Operating Company, LLC (“OpCo”). The Omnibus Amendment amends the parties’ existing Omnibus Agreement to provide that:

•

with respect to each of the North Star project and the Quinto project, which were contributed to the Partnership by First Solar and SunPower, respectively (each a “sponsor” and together the “sponsors”), the sponsors agreed to pay to OpCo the difference, if any, between the amount of network upgrade refunds projected to be received in respect of the sponsor’s project at the time of contribution and the amount of network upgrade refunds projected to be received in respect of such project at the commencement of commercial operation of such project; and

•

SunPower agreed to indemnify OpCo for certain costs it may incur in connection with the termination, before the Partnership’s initial public offering, of certain tax equity financing arrangements relating the contributed residential lease portfolios.

All other material terms and conditions of the agreement were unchanged.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to First Solar Management Services Agreement

On August 11, 2015, the Partnership entered into Amendment No. 1 to Management Services Agreement (the “First Solar MSA Amendment”) with OpCo, the General Partner, Holdings and an affiliate of First Solar (the “FS Service Provider”). The First Solar MSA Amendment amends the parties’ existing Management Services Agreement to correct an error in the calculation of the annual management fee payable to the FS Service Provider. Pursuant to the First Solar MSA Amendment, OpCo, on behalf of the Partnership, the General Partner and itself, will initially pay an annual management fee of $600,000 to the FS Service Provider, and Holdings will initially pay an annual management fee of $50,000 to the FS Service Provider, which amounts will be adjusted annually for inflation.

All other material terms and conditions of the agreement were unchanged.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the First Solar MSA Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to SunPower Management Services Agreement

On August 11, 2015, the Partnership entered into Amendment No. 1 to Management Services Agreement (the “SunPower MSA Amendment”) with OpCo, the General Partner, Holdings and an affiliate of SunPower (the “SP Service Provider”). The SunPower MSA Amendment amends the parties’ existing Management Services Agreement to correct an error in the calculation of the annual management fee payable to the SP Service Provider. Pursuant to the SunPower MSA Amendment, OpCo, on behalf of the Partnership, the General Partner and itself, will initially pay an annual management fee of $1,100,000 to the SP Service Provider, and Holdings will initially pay an annual management fee of $50,000 to the SP Service Provider, which such amounts will be adjusted annually for inflation.

All other material terms and conditions of the agreement were unchanged.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the SunPower MSA Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Number	Description
10.1

Amendment No. 1 to Omnibus Agreement dated August 11, 2015, by and among 8point3 Operating Company, LLC, 8point3 General Partner, LLC, 8point3 Holding Company, LLC, 8point3 Energy Partners LP, First Solar, Inc. and SunPower Corporation.

10.2

Amendment No. 1 to Management Services Agreement dated August 11, 2015, by and among 8point3 Operating Company, LLC, 8point3 Energy Partners LP, 8point3 General Partner, LLC, 8point3 Holding Company, LLC and First Solar 8point3 Management Services, LLC.

10.3

Amendment No. 1 to Management Services Agreement dated August 11, 2015, by and among 8point3 Operating Company, LLC, 8point3 Energy Partners LP, 8point3 General Partner, LLC, 8point3 Holding Company, LLC and SunPower Capital Services, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

	By:	8point3 General Partner, LLC,
its general partner

Date: August 17, 2015	By:	/s/ Jason E. Dymbort
Jason E. Dymbort
General Counsel

INDEX TO EXHIBITS

Number	Description
10.1

Amendment No. 1 to Omnibus Agreement dated August 11, 2015, by and among 8point3 Operating Company, LLC, 8point3 General Partner, LLC, 8point3 Holding Company, LLC, 8point3 Energy Partners LP, First Solar, Inc. and SunPower Corporation.

10.2

Amendment No. 1 to Management Services Agreement dated August 11, 2015, by and among 8point3 Operating Company, LLC, 8point3 Energy Partners LP, 8point3 General Partner, LLC, 8point3 Holding Company, LLC and First Solar 8point3 Management Services, LLC.

10.3

Amendment No. 1 to Management Services Agreement dated August 11, 2015, by and among 8point3 Operating Company, LLC, 8point3 Energy Partners LP, 8point3 General Partner, LLC, 8point3 Holding Company, LLC and SunPower Capital Services, LLC.

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